UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005 (June 1, 2005)

MARSH SUPERMARKETS, INC.

(Exact name of registrant as specified in its charter)

Indiana	000-01532	35-0918179

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350

(Address of principal executive offices) (Zip Code)

(317) 594-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

      On June 1, 2005, after consideration of the performance of the Company and the individuals noted below and such other matters and information as deemed appropriate, including the 28 months since the last increase in base compensation, the Compensation Committee of the Board of Directors of Marsh Supermarkets, Inc. approved a 10% increase in the base compensation of David A. Marsh, President of the Company, to $440,000, effective June 26, 2005, and a $250,000 performance based cash bonus to Jack J. Bayt, President and Chief Operating Officer, Crystal Food Services, LLC, a subsidiary of the Company.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 7, 2005	MARSH SUPERMARKETS, INC.
	By:	/s/ P. Lawrence Butt
		Name:	P. Lawrence Butt
		Title:	Senior Vice President, Counsel and Secretary

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